Exhibit 99.1

ALTERRA CAPITAL REPORTS THIRD QUARTER 2011 RESULTS

Net Operating Income of $0.47 per Diluted Share

Diluted Book Value per Share Increase of 4.6%

HAMILTON, BERMUDA, November 1, 2011—Alterra Capital Holdings Limited (NASDAQ: ALTE; BSX: ALTE.BH) (“Alterra”) today reported net income of $48.4 million, or $0.46 per diluted share, for the third quarter of 2011, compared to net income of $82.8 million, or $0.70 per diluted share, for the same quarter of 2010.

Net operating income for the third quarter of 2011 was $50.1 million, or $0.47 per diluted share, compared to net operating income of $76.0 million, or $0.64 per diluted share, for the same quarter of 2010. Annualized net operating return on average shareholders’ equity for the third quarter of 2011 was 7.1%.

For the nine months ended September 30, 2011, Alterra reported net income of $34.3 million, or $0.32 per diluted share, compared to net income of $222.7 million, or $2.50 per diluted share, for the same period of 2010. Net operating income for the nine months ended September 30, 2011 was $64.9 million, or $0.61 per diluted share, compared to net operating income of $175.5 million, or $1.97 per diluted share, for the same period of 2010. Annualized net operating return on average shareholders’ equity for the nine months ended September 30, 2011 was 3.1%.

Alterra’s 2010 results include the results of operations for the former Harbor Point Limited (“Harbor Point”) companies from May 12, 2010. Accordingly, a comparison of Alterra’s gross premiums written and other results of operations for current and prior nine month periods are not meaningful. Selected pro forma combined results of operations for periods prior to the merger for the reinsurance segment are provided in Alterra’s third quarter financial supplement available on Alterra’s website at www.alterracap.com.

W. Marston (Marty) Becker, President and Chief Executive Officer of Alterra, said: “Alterra’s reported results reflect a balanced quarter, with solid operating earnings across our segments and nearly 5% growth in diluted book value per share. Earnings are down compared to the prior year, pressured by higher catastrophe losses and lower investment yields. However, we remain pleased with the consistency of our underwriting results in the face of a very challenging year for property catastrophe business. The relatively limited impact of this year’s property catastrophe events on our results and the absence of negative development of our loss estimates beyond initially stated ranges continue to reflect favorably on the quality of Alterra’s diversified underwriting, risk management and reserving capabilities. As we near the end of the Atlantic hurricane season and approach the January renewal season, we believe that we have the capital and operational breadth and flexibility to take advantage of what appear to be more favorable market opportunities.”

Third quarter 2011 results for Alterra include:

•

Property and casualty gross premiums written of $385.5 million, representing an increase of $61.6 million, or 19.0%; net premiums written of $294.7 million, representing an increase of $31.3 million, or 11.9%; and net premiums earned of $346.3 million, representing an increase of $5.1 million, or 1.5%; each as compared to the same quarter of 2010;

•	A combined ratio on property and casualty business of 87.7% compared to 86.0% for the same quarter of 2010;

•

Property catastrophe event and significant per-risk net losses of $42.8 million ($42.1 million net of reinstatement premiums) compared to $14.1 million in the same quarter of 2010. Losses net of reinsurance and reinstatements include $21.8 million for natural disasters during the third quarter of 2011, including Hurricane Irene. The remainder of the net losses relate to increased loss estimates on first and second quarter property catastrophe loss events, which remain within previously announced ranges;

•	Net favorable development on prior years’ loss reserves of $31.7 million, or 9.1 combined ratio points, compared to $36.4 million, or 10.7 combined ratio points, in the same quarter of 2010;

•	Net investment income of $60.3 million compared to $59.7 million in the same quarter of 2010, an increase of 1.0%; and

•	Net operating income of $50.1 million, or $0.47 per diluted share, representing an annualized net operating return on average shareholders’ equity of 7.1%.

Gross premiums written from property and casualty underwriting for the third quarter of 2011 were $385.5 million, generated by the segments as follows: insurance - $86.0 million, an increase of $8.1 million, or 10.3%; reinsurance - $156.8 million, an increase of $32.8 million, or 26.4%; U.S. specialty - $72.2 million, an increase of $8.0 million, or 12.4%; and Alterra at Lloyd’s - $70.6 million, an increase of $12.8 million, or 22.2%; each as compared to the same quarter of 2010.

Combined ratios for the third quarter of 2011 by segment were 64.1% for insurance, 88.2% for reinsurance, 101.4% for U.S. specialty and 95.8% for Alterra at Lloyd’s.

Results for the nine months ended September 30, 2011 include:

•

Property and casualty gross premiums written of $1,575.9 million, representing an increase of $483.6 million, or 44.3%; net premiums written of $1,211.2 million, representing an increase of $412.2 million, or 51.6%; and net premiums earned of $1,073.9 million, representing an increase of $246.7 million, or 29.8%; each as compared to the same period of 2010. These increases primarily reflect the impact of the merger with Harbor Point - whose premiums are not included for the period prior to the merger;

•	A combined ratio on property and casualty business of 98.4% compared to 86.1% for the same period of 2010;

•

Property catastrophe event and significant per-risk net losses of $208.7 million ($197.9 million net of reinstatement premiums) compared to $44.0 million in the same period of 2010. Property catastrophe losses principally affected the reinsurance and Alterra at Lloyd’s segments;

•	Net favorable development on prior years’ loss reserves of $110.4 million, or 10.3 combined ratio points, compared to $77.6 million, or 9.4 combined ratio points, in the same period of 2010;

•	Net investment income of $177.8 million compared to $161.4 million in the same period of 2010, an increase of 10.2%;

•	A loss of principal of $25.0 million on a catastrophe bond investment triggered by the Japan earthquake and tsunami, included within net realized and unrealized losses on investments; and

•	Net operating income of $64.9 million, or $0.61 per diluted share, representing an annualized net operating return on average shareholders’ equity of 3.1%.

Gross premiums written from property and casualty underwriting for the nine months ended September 30, 2011 were $1,575.9 million, generated by the segments as follows: insurance - $298.5 million, an increase of $12.1 million, or 4.2%; reinsurance - $780.6 million, an increase of $382.1 million, or 95.9%; U.S. specialty - $242.0 million, an increase of $13.1 million, or 5.7%; and Alterra at Lloyd’s - $254.8 million, an increase of $76.2 million, or 42.6%; each as compared to the same period of 2010.

Combined ratios for the nine months ended September 30, 2011 by segment were 72.7% for insurance, 100.3% for reinsurance, 100.5% for U.S. specialty and 116.5% for Alterra at Lloyd’s.

Balance Sheet

Total invested assets, including cash and cash equivalents, were $7,999.1 million as of September 30, 2011, an increase of $137.8 million from December 31, 2010. As of September 30, 2011, 95.1% of the fixed maturities portfolio (by carrying value) was investment-grade, a decrease from 96.0% as of December 31, 2010. As of September 30, 2011, the weighted average book yield of Alterra’s cash and fixed maturities portfolio was 3.35% and the weighted average duration was 4.2 years.

Under the Board-approved share repurchase authorization, Alterra repurchased 1,446,442 common shares during the third quarter of 2011 at an average price of $19.41 per share for a total of $28.1 million. Share repurchases under the Board-approved share repurchase authorization for the nine months ended September 30, 2011 were 7,943,592 common shares at an average price of $21.44 per share for a total of $170.3 million. As of September 30, 2011, $157.5 million remained under the Board-approved share repurchase authorization.

Shareholders’ equity was $2,844.7 million as of September 30, 2011, an increase of 1.8% from June 30, 2011. Diluted book value per share as of September 30, 2011 was $27.18, an increase of 4.6% from June 30, 2011.

A copy of Alterra’s third quarter financial supplement is available on Alterra’s website at www.alterracap.com.

Alterra will host a conference call on Wednesday, November 2, 2011 at 10:00 am (EDT) to discuss these results and related matters with interested investors and shareholders. The conference call can be accessed via telephone by dialing 1-888-680-0878 (toll-free U.S.) or 1-617-213-4855 (international) and using access code 81760320. A live broadcast of the conference call will also be available through Alterra’s website at www.alterracap.com.

Alterra Capital Holdings Limited is a global enterprise dedicated to providing diversified specialty insurance and reinsurance products to corporations, public entities and property and casualty insurers.

Non-GAAP Financial Measures

In presenting Alterra’s results, management has included and discussed net operating income, net operating income per diluted share, annualized net operating return on average shareholders’ equity and diluted tangible book value per share. These measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of Alterra’s business. These measures, however, should not be viewed as a substitute for those measures determined in accordance with U.S. GAAP. The reconciliation of these measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Cautionary Note Regarding Forward-Looking Statements

This release includes forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting Alterra’s future results, please refer to the most recent reports on Form 10-K and Form 10-Q and other documents filed by Alterra with the SEC. Alterra undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	September 30, 2011	December 31, 2010
	(unaudited)
ASSETS
Cash and cash equivalents	$869,975	$905,606
Fixed maturities, trading at fair value	227,753	244,872
Fixed maturities, available for sale at fair value	5,662,869	5,392,643
Fixed maturities, held to maturity at amortized cost (fair value $1,073,174)	926,916	940,104
Other investments, at fair value	311,633	378,128
Accrued interest income	71,038	75,414
Premiums receivable	777,980	588,537
Losses and benefits recoverable from reinsurers	1,079,035	956,115
Deferred acquisition costs	166,353	111,901
Prepaid reinsurance premiums	214,132	149,252
Trades pending settlement	34,158	32,393
Goodwill and intangible assets	56,652	59,076
Other assets	73,836	83,247

Total assets	$10,472,330	$9,917,288

LIABILITIES
Property and casualty losses	$4,205,057	$3,906,134
Life and annuity benefits	1,230,344	1,275,580
Deposit liabilities	147,493	147,612
Funds withheld from reinsurers	124,631	121,107
Unearned property and casualty premiums	1,149,108	905,487
Reinsurance balances payable	178,560	102,942
Accounts payable and accrued expenses	110,527	99,680
Trades pending settlement	41,383	—
Senior notes	440,489	440,476

Total liabilities	7,627,592	6,999,018

SHAREHOLDERS’ EQUITY
Common shares (par value $1.00) 104,323,873 (2010 - 110,963,160) shares issued and outstanding	104,324	110,963
Additional paid-in capital	1,890,763	2,026,045
Accumulated other comprehensive income	173,025	98,946
Retained earnings	676,626	682,316

Total shareholders’ equity	2,844,738	2,918,270

Total liabilities and shareholders’ equity	$10,472,330	$9,917,288

Book value per share	$27.27	$26.30

Diluted book value per share	$27.18	$25.99

Diluted tangible book value per share [a]	$26.64	$25.46

Diluted shares outstanding	104,665,209	112,290,968

[a]	Non-GAAP financial measure as defined by Regulation G.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
REVENUES
Gross premiums written	$386,328	$325,213	$1,578,083	$1,095,333
Reinsurance premiums ceded	(90,891)	(60,611)	(364,874)	(293,546)

Net premiums written	$295,437	$264,602	$1,213,209	$801,787

Earned premiums	$452,931	$436,244	$1,385,201	$1,132,964
Earned premiums ceded	(105,889)	(93,812)	(309,331)	(303,032)

Net premiums earned	347,042	342,432	1,075,870	829,932
Net investment income	60,335	59,711	177,766	161,378
Net realized and unrealized (losses) gains on investments	(7,972)	15,411	(32,564)	7,047
Total other-than-temporary impairment losses	(692)	(90)	(2,003)	(1,955)
Portion of loss recognized in other comprehensive income (loss), before taxes	(169)	(61)	(240)	1,084

Net impairment losses recognized in earnings	(861)	(151)	(2,243)	(871)
Other income	1,473	1,327	3,379	1,946

Total revenues	400,017	418,730	1,222,208	999,432

LOSSES AND EXPENSES
Net losses and loss expenses	198,521	191,012	714,060	475,794
Claims and policy benefits	14,538	15,060	44,818	46,662
Acquisition costs	61,434	60,859	196,722	133,901
Interest expense	11,303	7,551	30,392	20,409
Net foreign exchange (gains) losses	(147)	3,353	2,065	267
Merger and acquisition expenses	—	550	—	(49,276)
General and administrative expenses	61,555	56,650	202,417	143,827

Total losses and expenses	347,204	335,035	1,190,474	771,584

INCOME BEFORE TAXES	52,813	83,695	31,734	227,848
Income tax expense (benefit)	4,427	858	(2,600)	5,183

NET INCOME [a]	48,386	82,837	34,334	222,665
Change in net unrealized gains and losses on fixed maturities, net of tax	61,540	74,383	89,774	169,039
Foreign currency translation adjustment	(20,733)	13,224	(15,695)	(4,145)

COMPREHENSIVE INCOME [a]	$89,193	$170,444	$108,413	$387,559

Net income per share	$0.46	$0.71	$0.32	$2.52

Net income per diluted share	$0.46	$0.70	$0.32	$2.50

Net operating income per diluted share [b]	$0.47	$0.64	$0.61	$1.97

Weighted average shares outstanding - basic	104,830,300	117,200,505	105,866,771	88,253,609

Weighted average shares outstanding - diluted	105,665,282	117,957,942	107,092,882	89,001,515

[a]	Includes the results of Harbor Point Limited from May 12, 2010.
[b]	Non-GAAP measure as defined by Regulation G.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Nine Months Ended September 30,
	2011	2010
Common shares
Balance, beginning of period	$110,963	$55,867
Issuance of common shares, net	1,384	65,084
Repurchase of common shares	(8,023)	(5,052)

Balance, end of period	104,324	115,899

Additional paid-in capital
Balance, beginning of period	2,026,045	752,309
Issuance of common shares, net	632	1,418,214
Stock based compensation expense	28,014	36,600
Repurchase of common shares	(163,928)	(93,391)

Balance, end of period	1,890,763	2,113,732

Accumulated other comprehensive income
Unrealized holding gains (losses) on investments:
Balance, beginning of period	118,197	36,791
Holding gains on available for sale securities arising in period [a]	97,610	179,482
Net realized gains on available for sale securities included in net income [a]	(8,076)	(9,359)
Portion of other-than-temporary impairment losses recognised in other comprehensive income [a]	240	(1,084)

Balance, end of period	207,971	205,830
Cumulative foreign currency translation adjustment:
Balance, beginning of period	(19,251)	(11,360)
Foreign currency translation adjustments	(15,695)	(4,145)

Balance, end of period	(34,946)	(15,505)

Total accumulated other comprehensive income	173,025	190,325

Retained earnings
Balance, beginning of period	682,316	731,026
Net income	34,334	222,665
Dividends	(40,024)	(337,110)

Balance, end of period	676,626	616,581

Total shareholders’ equity	$2,844,738	$3,036,537

[a]	Net of tax

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Nine Months Ended September 30,
	2011	2010
OPERATING ACTIVITIES
Net income	$34,334	$222,665
Adjustments to reconcile net income to net cash provided by operating activities:
Stock based compensation	28,014	36,600
Amortization of premium on fixed maturities	15,383	10,973
Accretion of deposit liabilities	4,245	3,940
Net realized and unrealized losses (gains) on investments	32,564	(7,047)
Net impairment losses recognized in earnings	2,243	871
Negative goodwill gain	—	(95,788)
Changes in:
Accrued interest income	4,370	(822)
Premiums receivable	(188,751)	266,878
Losses and benefits recoverable from reinsurers	(123,268)	(9,975)
Deferred acquisition costs	(54,495)	(38,485)
Prepaid reinsurance premiums	(65,156)	10,865
Other assets	5,652	3,407
Property and casualty losses	293,119	(166,930)
Life and annuity benefits	(47,023)	(24,819)
Funds withheld from reinsurers	3,524	(20,220)
Unearned property and casualty premiums	244,206	12,092
Reinsurance balances payable	75,643	(28,025)
Accounts payable and accrued expenses	10,871	(7,167)

Cash provided by operating activities	275,475	169,013

INVESTING ACTIVITIES
Purchases of available for sale securities	(1,929,474)	(1,752,420)
Sales of available for sale securities	1,126,984	892,465
Redemptions/maturities of available for sale securities	660,245	702,506
Purchases of trading securities	(50,971)	(55,812)
Sales of trading securities	24,563	14,097
Redemptions/maturities of trading securities	44,231	19,361
Purchases of held to maturity securities	(2,580)	(16,961)
Redemptions/maturities of held to maturity securities	18,251	23,599
Net purchases/sales of other investments	27,353	78,985
Acquisition of subsidiary, net of cash acquired	—	446,819

Cash (used in) provided by investing activities	(81,398)	352,639

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	2,016	1,478
Repurchase of common shares	(171,951)	(98,443)
Net proceeds from issuance of senior notes	—	349,997
Net repayments of bank loans	—	(200,000)
Dividends paid	(39,894)	(335,560)
Additions to deposit liabilities	334	3,453
Payment of deposit liabilities	(5,056)	(12,747)

Cash used in financing activities	(214,551)	(291,822)

Effect of exchange rate changes on foreign currency cash and cash equivalents	(15,157)	(6,356)
Net (decrease) increase in cash and cash equivalents	(35,631)	223,474
Cash and cash equivalents, beginning of period	905,606	702,278

CASH AND CASH EQUIVALENTS, END OF PERIOD	$869,975	$925,752

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $25,320 and $5,394 for the nine months ended September 30, 2011 and 2010, respectively.

Income taxes paid totaled $172 and $4,068 for the nine months ended September 30, 2011 and 2010, respectively.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED SEPTEMBER 30, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

Quarter Segment Information:

	Property & Casualty					Life & Annuity
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance	Corporate	Consolidated
Gross premiums written	$85,996	$156,784	$72,159	$70,567	$385,506	$822	$—	$386,328
Reinsurance premiums ceded	(43,195)	(15,874)	(25,009)	(6,723)	(90,801)	(90)	—	(90,891)

Net premiums written	$42,801	$140,910	$47,150	$63,844	$294,705	$732	$—	$295,437

Earned premiums	$101,355	$217,763	$75,391	$57,600	$452,109	$822	$—	$452,931
Earned premiums ceded	(51,578)	(18,489)	(24,882)	(10,850)	(105,799)	(90)	—	(105,889)

Net premiums earned	49,777	199,274	50,509	46,750	346,310	732	—	347,042
Net losses and loss expenses	(23,649)	(113,757)	(33,641)	(27,474)	(198,521)	—	—	(198,521)
Claims and policy benefits	—	—	—	—	—	(14,538)	—	(14,538)
Acquisition costs	609	(44,298)	(9,530)	(8,070)	(61,289)	(145)	—	(61,434)
General and administrative expenses	(8,861)	(17,673)	(8,066)	(9,235)	(43,835)	(145)	—	(43,980)
Other income (loss)	58	777	—	(27)	808	(8)	—	800

Underwriting income (loss)	$17,934	$24,323	$(728)	$1,944	$43,473	n/a	—	n/a
Net investment income						12,131	48,204	60,335
Net realized and unrealized losses on investments						(6,407)	(1,565)	(7,972)
Net impairment losses recognized in earnings							(861)	(861)
Corporate other income							673	673
Interest expense							(11,303)	(11,303)
Net foreign exchange gains							147	147
Corporate general and administrative expenses							(17,575)	(17,575)

(Loss) income before taxes						$(8,380)	$17,720	$52,813

Loss ratio [a]	47.5%	57.1%	66.6%	58.8%	57.3%
Acquisition cost ratio [b]	(1.2%)	22.2%	18.9%	17.3%	17.7%
General and adminstrative expense ratio [c]	17.8%	8.9%	16.0%	19.8%	12.7%

Combined ratio [d]	64.1%	88.2%	101.4%	95.8%	87.7%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–NINE MONTHS ENDED SEPTEMBER 30, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

Period Segment Information:

	Property & Casualty					Life & Annuity
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance	Corporate	Consolidated
Gross premiums written	$298,523	$780,558	$241,995	$254,820	$1,575,896	$2,187	$—	$1,578,083
Reinsurance premiums ceded	(142,443)	(81,438)	(85,962)	(54,820)	(364,663)	(211)	—	(364,874)

Net premiums written	$156,080	$699,120	$156,033	$200,000	$1,211,233	$1,976	$—	$1,213,209

Earned premiums	$297,595	$676,876	$222,408	$186,135	$1,383,014	$2,187	$—	$1,385,201
Earned premiums ceded	(140,646)	(50,989)	(71,515)	(45,970)	(309,120)	(211)	—	(309,331)

Net premiums earned	156,949	625,887	150,893	140,165	1,073,894	1,976	—	1,075,870
Net losses and loss expenses	(87,305)	(426,234)	(97,725)	(102,796)	(714,060)	—	—	(714,060)
Claims and policy benefits	—	—	—	—	—	(44,818)	—	(44,818)
Acquisition costs	786	(137,807)	(27,240)	(32,035)	(196,296)	(426)	—	(196,722)
General and administrative expenses	(27,545)	(63,868)	(26,752)	(28,494)	(146,659)	(581)	—	(147,240)
Other income (loss)	1,009	1,325	—	353	2,687	(31)	—	2,656

Underwriting income (loss)	$43,894	$(697)	$(824)	$(22,807)	$19,566	n/a	—	n/a
Net investment income						37,019	140,747	177,766
Net realized and unrealized losses on investments						(4,899)	(27,665)	(32,564)
Net impairment losses recognized in earnings							(2,243)	(2,243)
Corporate other income							723	723
Interest expense							(30,392)	(30,392)
Net foreign exchange losses							(2,065)	(2,065)
Corporate general and administrative expenses							(55,177)	(55,177)

(Loss) income before taxes						$(11,760)	$23,928	$31,734

Loss ratio [a]	55.6%	68.1%	64.8%	73.3%	66.5%
Acquisition cost ratio [b]	(0.5%)	22.0%	18.1%	22.9%	18.3%
General and adminstrative expense ratio [c]	17.6%	10.2%	17.7%	20.3%	13.7%

Combined ratio [d]	72.7%	100.3%	100.5%	116.5%	98.4%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned. Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED SEPTEMBER 30, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

Quarter Segment Information:

	Property & Casualty					Life & Annuity
	Insurance [e]	Reinsurance	U.S. Specialty [e]	Alterra at Lloyd’s	Total	Reinsurance	Corporate	Consolidated
Gross premiums written	$77,944	$124,004	$64,198	$57,734	$323,880	$1,333	$—	$325,213
Reinsurance premiums ceded	(36,875)	(2,524)	(18,713)	(2,397)	(60,509)	(102)	—	(60,611)

Net premiums written	$41,069	$121,480	$45,485	$55,337	$263,371	$1,231	$—	$264,602

Earned premiums	$102,640	$213,510	$73,337	$45,424	$434,911	$1,333	$—	$436,244
Earned premiums ceded	(42,796)	(15,533)	(26,071)	(9,310)	(93,710)	(102)	—	(93,812)

Net premiums earned	59,844	197,977	47,266	36,114	341,201	1,231	—	342,432
Net losses and loss expenses	(26,679)	(117,671)	(29,295)	(17,367)	(191,012)	—	—	(191,012)
Claims and policy benefits	—	—	—	—	—	(15,060)	—	(15,060)
Acquisition costs	(1,382)	(45,069)	(6,763)	(7,474)	(60,688)	(171)	—	(60,859)
General and administrative expenses	(7,717)	(17,580)	(8,693)	(7,806)	(41,796)	(577)	—	(42,373)
Other income (loss)	1,108	61	—	177	1,346	(43)	—	1,303

Underwriting income	$25,174	$17,718	$2,515	$3,644	$49,051	n/a	—	n/a
Net investment income						12,182	47,529	59,711
Net realized and unrealized gains on investments						3,321	12,090	15,411
Net impairment losses recognized in earnings							(151)	(151)
Corporate other income							24	24
Interest expense							(7,551)	(7,551)
Net foreign exchange losses							(3,353)	(3,353)
Merger and acquisition expenses							(550)	(550)
Corporate general and administrative expenses							(14,277)	(14,277)

Income before taxes						$883	$33,761	$83,695

Loss ratio [a]	44.6%	59.4%	62.0%	48.1%	56.0%
Acquisition cost ratio [b]	2.3%	22.8%	14.3%	20.7%	17.8%
General and adminstrative expense ratio [c]	12.9%	8.9%	18.4%	21.6%	12.2%

Combined ratio [d]	59.8%	91.1%	94.7%	90.4%	86.0%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–NINE MONTHS ENDED SEPTEMBER 30, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

Period Segment Information:

	Property & Casualty					Life & Annuity
	Insurance [e]	Reinsurance	U.S. Specialty [e]	Alterra at Lloyd’s	Total	Reinsurance	Corporate	Consolidated
Gross premiums written	$286,376	$398,433	$228,873	$178,653	$1,092,335	$2,998	$—	$1,095,333
Reinsurance premiums ceded	(123,963)	(61,223)	(72,537)	(35,589)	(293,312)	(234)	—	(293,546)

Net premiums written	$162,413	$337,210	$156,336	$143,064	$799,023	$2,764	$—	$801,787

Earned premiums	$309,227	$483,982	$213,587	$123,170	$1,129,966	$2,998	$—	$1,132,964
Earned premiums ceded	(136,837)	(50,545)	(91,517)	(23,899)	(302,798)	(234)	—	(303,032)

Net premiums earned	172,390	433,437	122,070	99,271	827,168	2,764	—	829,932
Net losses and loss expenses	(104,421)	(250,177)	(75,174)	(46,022)	(475,794)	—	—	(475,794)
Claims and policy benefits	—	—	—	—	—	(46,662)	—	(46,662)
Acquisition costs	(1,886)	(92,708)	(19,556)	(19,311)	(133,461)	(440)	—	(133,901)
General and administrative expenses	(22,696)	(41,359)	(22,570)	(16,345)	(102,970)	(1,876)	—	(104,846)
Other income (loss)	1,199	216	—	528	1,943	(71)	—	1,872

Underwriting income	$44,586	$49,409	$4,770	$18,121	$116,886	n/a	—	n/a
Net investment income						37,701	123,677	161,378
Net realized and unrealized gains (losses) on investments						7,377	(330)	7,047
Net impairment losses recognized in earnings							(871)	(871)
Corporate other income							74	74
Interest expense							(20,409)	(20,409)
Net foreign exchange losses							(267)	(267)
Merger and acquisition expenses							49,276	49,276
Corporate general and administrative expenses							(38,981)	(38,981)

(Loss) income before taxes						$(1,207)	$112,169	$227,848

Loss ratio [a]	60.6%	57.7%	61.6%	46.4%	57.5%
Acquisition cost ratio [b]	1.1%	21.4%	16.0%	19.5%	16.1%
General and adminstrative expense ratio [c]	13.2%	9.5%	18.5%	16.5%	12.4%

Combined ratio [d]	74.8%	88.7%	96.1%	82.3%	86.1%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.
[e]	Insurance and U.S. specialty segment amounts for the comparative 2010 periods have been reclassified to conform with the current period’s presentation.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL PREMIUM DATA–NINE MONTHS ENDED SEPTEMBER 30, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

Gross Premiums Written by Type of Risk:

		Nine Months Ended September 30, 2011			Nine Months Ended September 30, 2010
		Gross Premiums Written	Percentage of Total Gross Premiums Written	Movement on Prior Year Period	Gross Premiums Written	Percentage of Total Gross Premiums Written
Property & Casualty:
Insurance [a]:
Aviation	S	$11,966	0.8%	(30.5%)	$17,211	1.6%
Excess Liability	L	92,942	5.9%	7.8%	86,212	7.9%
Professional Liability	L	132,302	8.4%	0.3%	131,852	12.0%
Property	S	61,313	3.9%	20.0%	51,101	4.7%

		298,523	18.9%	4.2%	286,376	26.1%
Reinsurance [b]:
Agriculture	S	30,496	1.9%	(0.4%)	30,628	2.8%
Auto	S	79,259	5.0%	n/m	10,317	0.9%
Aviation	S	15,654	1.0%	(45.4%)	28,696	2.6%
Credit/ Surety	S	33,098	2.1%	n/m	1,078	0.1%
General Casualty	L	60,862	3.9%	98.3%	30,699	2.8%
Marine & Energy	S	20,605	1.3%	14.9%	17,930	1.6%
Medical Malpractice	L	35,672	2.3%	12.0%	31,837	2.9%
Other	S	3,318	0.2%	46.6%	2,264	0.2%
Professional Liability	L	139,221	8.8%	70.0%	81,889	7.5%
Property	S	300,757	19.1%	112.0%	141,850	13.0%
Whole Account	S/L	33,392	2.1%	n/m	4,703	0.4%
Workers’ Compensation	L	28,224	1.8%	70.6%	16,542	1.5%

		780,558	49.5%	95.9%	398,433	36.4%
U.S. Specialty [a]:
General Liability	L	57,395	3.6%	(6.3%)	61,223	5.6%
Marine	S	64,687	4.1%	30.2%	49,696	4.5%
Professional Liability	L	13,668	0.9%	91.5%	7,136	0.7%
Property	S	106,245	6.7%	(4.1%)	110,818	10.1%

		241,995	15.3%	5.7%	228,873	20.9%
Alterra at Lloyd’s:
Accident & Health	S	31,447	2.0%	24.0%	25,351	2.3%
Aviation	S	7,707	0.5%	(29.4%)	10,914	1.0%
Financial Institutions	L	19,068	1.2%	0.0%	19,064	1.7%
International Casualty	L	50,351	3.2%	110.1%	23,961	2.2%
Professional Liability	L	18,828	1.2%	22.4%	15,387	1.4%
Property	S	126,070	8.0%	58.4%	79,607	7.3%
Surety	S	1,349	0.1%	(69.1%)	4,369	0.4%

		254,820	16.1%	42.6%	178,653	16.3%

Aggregate Property & Casualty		$1,575,896	99.9%	44.3%	$1,092,335	99.7%

Life & Annuity:
Annuity		$1,056	0.1%	n/m	$6	0.0%
Life		1,131	0.1%	(62.2%)	2,992	0.3%

Aggregate Life & Annuity		$2,187	0.1%	(27.1%)	$2,998	0.3%

Aggregate Property & Casualty and Life & Annuity		$1,578,083	100.0%	44.1%	$1,095,333	100.0%

S = Short tail lines		$910,667	57.8%		$584,182	53.5%
L = Long tail lines		665,229	42.2%		508,153	46.5%

Aggregate Property & Casualty		$1,575,896			$1,092,335

[a]	Insurance and U.S. specialty segment amounts for the comparative 2010 periods have been reclassified to conform with the current period’s presentation.
[b]	Includes the results of Harbor Point Limited from May 12, 2010.

Percentage totals may not add due to rounding.

n/m Not meaningful.

ALTERRA CAPITAL HOLDINGS LIMITED

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS (Unaudited)

Net Operating Income and Net Operating Income per Diluted Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Net income before tax	$52,813	$83,695	$31,734	$227,848
Net realized and unrealized losses (gains) on non-hedge fund investments, before tax [a]	1,164	(10,440)	28,427	2,692
Foreign exchange (gains) losses, before tax	(147)	3,353	2,065	267
Merger and acquisition expenses, before tax	—	550	—	(49,276)

Net operating income before tax	$53,830	$77,158	$62,226	$181,531

Net income	$48,386	$82,837	$34,334	$222,665
Net realized and unrealized losses (gains) on non-hedge fund investments, net of tax [a]	1,807	(10,104)	29,120	2,672
Foreign exchange (gains) losses, net of tax	(111)	2,758	1,461	780
Merger and acquisition expenses, net of tax	—	550	—	(50,621)

Net operating income	$50,082	$76,041	$64,915	$175,496

Net income per diluted share	$0.46	$0.70	$0.32	$2.50
Net realized and unrealized losses (gains) on non-hedge fund investments, net of tax [a]	0.02	(0.08)	0.27	0.03
Foreign exchange losses, net of tax	—	0.02	0.01	0.01
Merger and acquisition expenses, net of tax	—	—	—	(0.57)

Net operating income per diluted share	$0.47	$0.64	$0.61	$1.97

Weighted average shares outstanding - basic	104,830,300	117,200,505	105,866,771	88,253,609

Weighted average shares outstanding - diluted	105,665,282	117,957,942	107,092,882	89,001,515

[a]	Net realized and unrealized (gains) losses on non-hedge fund investments includes realized and unrealized (gains) losses on trading securities, realized (gains) losses on available for sale securities, net impairment losses recognized in earnings, earnings from equity method investments and changes in fair value of investment derivatives, catastrophe bonds and structured deposits.

Per share totals may not add due to rounding.

Annualized Net Operating Return on Average Shareholders’ Equity

(Expressed in thousands of United States Dollars)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Net income	$48,386	$82,837	$34,334	$222,665
Annualized net income	193,544	331,348	45,779	296,887
Net operating income	$50,082	$76,041	$64,915	$175,496
Annualized net operating income	200,328	304,164	86,553	233,995
Average shareholders’ equity [b]	$2,818,910	$2,981,752	$2,799,260	$2,297,438
Annualized return on average shareholders’ equity	6.9%	11.1%	1.6%	12.9%
Annualized net operating return on average shareholders’ equity	7.1%	10.2%	3.1%	10.2%

[b]	Average shareholders’ equity is computed as the average of the quarterly average shareholders’ equity balances. The average for the nine months ended September 30, 2010 has been weighted to include Harbor Point Limited from May 12, 2010.

Diluted Tangible Book Value Per Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	September 30, 2011	December 31, 2010
Shareholders’ equity	$2,844,738	$2,918,270
Goodwill and intangible assets	56,652	59,076

Tangible book value	$2,788,086	$2,859,194

Diluted shares outstanding	104,665,209	112,290,968
Diluted tangible book value per share	$26.64	$25.46

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL INVESTMENT DATA– SEPTEMBER 30, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

Type of Investment	As of September 30, 2011	Investment Distribution	As of December 31, 2010	Investment Distribution
Cash and cash equivalents	$869,975	10.9%	$905,606	11.5%

U.S. government and agencies	856,923	10.7%	995,546	12.7%
Non-U.S. governments	185,283	2.3%	79,111	1.0%
Corporate securities	2,781,212	34.8%	2,735,366	34.8%
Municipal securities	245,427	3.1%	238,014	3.0%
Asset-backed securities	240,584	3.0%	86,937	1.1%
Residential mortgage-backed securities	1,222,528	15.3%	1,168,390	14.9%
Commercial mortgage-backed securities	358,665	4.5%	334,151	4.3%

Fixed maturities at fair value	$5,890,622	73.6%	$5,637,515	71.7%

U.S. government and agencies	$29,697	0.4%	$29,687	0.4%
Non-U.S. governments	539,409	6.7%	538,274	6.8%
Corporate securities	356,810	4.5%	371,143	4.7%
Asset-backed securities	1,000	0.0%	1,000	0.0%

Fixed maturities at amortized cost	$926,916	11.6%	$940,104	12.0%

Other investments	$311,633	3.9%	$378,128	4.8%

Total invested assets	$7,999,146	100.0%	$7,861,353	100.0%

Credit Rating	As of September 30, 2011	Ratings Distribution	As of December 31, 2010	Ratings Distribution
U.S. government and agencies [a]	$1,971,023	28.9%	$2,060,116	31.3%
AAA	1,045,128	15.3%	1,076,680	16.4%
AA	891,470	13.1%	657,867	10.0%
A	1,393,419	20.4%	1,353,945	20.6%
BBB	253,442	3.7%	226,849	3.4%
BB	78,711	1.2%	32,021	0.5%
B	129,293	1.9%	138,703	2.1%
CCC or lower	51,226	0.8%	45,469	0.7%
Not rated	76,910	1.1%	45,865	0.7%

Fixed maturities at fair value	$5,890,622	86.4%	$5,637,515	85.7%

U.S. government and agencies	$29,697	0.4%	$29,687	0.5%
AAA	641,925	9.4%	641,437	9.8%
AA	110,497	1.6%	113,140	1.7%
A	124,734	1.8%	141,683	2.2%
BBB	20,063	0.3%	12,744	0.2%
Not rated	—	—	1,413	0.0%

Fixed maturities at amortized cost	$926,916	13.6%	$940,104	14.3%

Total fixed maturities	$6,817,538	100.0%	$6,577,619	100.0%

[a]	Included within U.S. government and agencies are agency-issued residential mortgage-backed securities with a fair value of $1,114,100 (December 31, 2010: $1,064,570).

Percentage totals may not add due to rounding.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Net investment income	$60,335	$59,711	$177,766	$161,378

Realized and unrealized gains (losses) on trading fixed maturities	1,663	883	1,268	(583)
Net realized gains on available for sale fixed maturities	6,096	6,395	9,519	9,658
(Decrease) increase in fair value of hedge funds	(7,669)	4,820	(6,380)	8,868
(Decrease) increase in fair value of non-hedge fund other investments	(8,062)	3,313	(36,971)	(10,896)

Net realized and unrealized (losses) gains on investments	$(7,972)	$15,411	$(32,564)	$7,047

Net impairment losses recognized in earnings	$(861)	$(151)	$(2,243)	$(871)

Contacts

Susan Spivak Bernstein, 1-212-898-6640

Senior Vice President

susan.spivak@alterra-bm.com

or

Kekst and Company

Peter Hill or Melissa Sheer, 1-212-521-4800

peter-hill@kekst.com / melissa-sheer@kekst.com